UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 1, 2006

FIRSTCITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	033-19694	76-0243729
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6400 Imperial Drive
Waco, Texas 76712
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (254) 761-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2006, American Business Lending, Inc. (“American”), an affiliate of FirstCity Financial Corporation (“FirstCity”), closed the transactions contemplated by an Asset Purchase Agreement (the “Asset Purchase Agreement”) between AMRESCO SBA Holdings, Inc. and NCS I, LLC (collectively the “Sellers”), as sellers, and American, as purchaser, and as additional parties, FirstCity and FirstCity Business Lending Corporation (“FirstCity BLC”), a Texas corporation and wholly-owned subsidiary of FirstCity.  The Asset Purchase Agreement is attached as Exhibit 10.1 and is incorporated herein by this reference.  The summary and description contained in this Report does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement.

Also on December 1, 2006, in connection with the closing of the Asset Purchase Agreement, American entered into management employment contracts with Charles P. Bell, Jr. and Joe N. Smith.  The management employment contract with Charles P. Bell, Jr. provides for Mr. Bell to serve as chief executive officer of American at a base salary during the first year of the contract in the amount of $200,000, $250,000 during the second year of the contract and thereafter at a salary to be not less than $250,000 per year.  The management employment contract with Joe N. Smith provides for Mr. Smith to serve as President of American at a base salary during the first year of the contract in the amount of $175,000, $200,000 during the second year of the contract and thereafter at a salary to be not less than $200,000 per year.  The management employment contract with each of the employees provides for (i) a five year term commencing June 19, 2006, (ii) the executive to participate in an incentive bonus pool for all American employees and receive an incentive bonus of up to 100% of such executive’s base salary each year from such pool to the extent that the bonus pool is funded, (iii) for options to purchase common equity of American sufficient to allow Messrs. Bell and Smith to collectively own up to sixteen percent (16%) of the common equity of American, on a fully diluted basis, as of the end of the term of the management agreement, and (iv) upon termination without cause by the Company or by the employee for good reason, a cash payment equal to 50 % of their base salary and incentive bonus for the current year and continued medical insurance benefits at American’s expense for a period of six (6) months.  The management employment contract with Charles P. Bell, Jr. is attached hereto as Exhibit 10.2 and is incorporated herein by this reference.  The management employment contract with Joe N. Smith is attached hereto as Exhibit 10.3 and is incorporated herein by this reference.  The summary and description contained in this Report does not purport to be complete and is qualified in its entirety by reference to the management employment contracts attached as Exhibit 10.2 and Exhibit 10.3.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 1, 2006, American completed the purchase of (i) the unguaranteed portions of certain business loans, (ii) certain loan servicing rights and obligations including certain fees to be earned on the portion of such loans that are guaranteed by the U.S. Small Business Administration (the “SBA”) and (iii) a franchise (the “SBLC License”) granted by the SBA to originate and service loans as a small business lending company pursuant to the terms of the Asset Purchase Agreement.

The purchase price for the loans, servicing rights and SBLC License was (a) $240,000 in cash, and (b) a non-recourse note in the amount of $4,197,926.00 (the “Non-Recourse Secured Note”) secured only by purchased loans.  The Sellers, jointly and severally, agreed to pay or reimburse American, to the extent not otherwise paid from the proceeds of the collateral for the Non-Recourse Secured Note, for all expenses incurred by American in connection with the purchased loans and to create and maintain a reserve account for payment of those expenses.  Pursuant to the terms of the Asset Purchase Agreement, the Sellers jointly and severally indemnify American and its affiliates from and against any damages resulting from: (i) American’s servicing of the purchased loans (except for damages caused by any act or omission of American constituting a breach of any representations and warranties or any covenant of American under the Asset Purchase Agreement), (ii) any breach of covenants, representations or warranties made by any Seller in the Asset Purchase Agreement, and (iii) any act or omission to act by any Seller or any Person acting or purporting to act on their behalf with respect to the Serviced Assets.

FCBLC contributed (i) $960,000 to American in exchange for ninety-six percent (96%) of the common equity of American on a fully-diluted basis (subject to dilution by the issuance of stock options to management of American for 16% of the common equity of American, on a fully diluted basis), and (ii) $3,000,000 to American in exchange for one-hundred percent (100%) of the preferred equity of American.  The preferred equity will accrue dividends at a variable rate equal to the JPMorgan Chase Bank, N.A. Prime Rate plus 4% per annum.  The Sellers contributed $40,000 in exchange for four percent (4%) of the common equity of American on a fully diluted basis.  FCBLC also agreed in the Asset Purchase Agreement to provide American with working capital loans of up to $4,000,000 after closing (including any outstanding advances from the initial working capital loan described above) on terms and conditions satisfactory to Sellers and with an interest rate equal to the JPMorgan Chase Bank, N.A. Prime Rate plus 3% to the extent not provided by any other financing obtained by American.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits.

10.1                           Asset Purchase Agreement dated as of June 30, 2006 (incorporated herein by reference to Exhibit 10.1 of the Company’s Form 8-K dated July 7, 2006 and filed with the Securities and Exchange Commission on July 7, 2006).

10.2                           Management Employment Contracts between American Business Lending Corporation and Charles P. Bell, Jr. dated as of November 30, 2006

10.3                           Management Employment Contracts between American Business Lending Corporation and Joe N. Smith dated as of November 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTCITY FINANCIAL CORPORATION

Date: December 7, 2006	By:	/s/ J. Bryan Baker
J. Bryan Baker
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Asset Purchase Agreement dated as of June 30, 2006 (incorporated herein by reference to Exhibit 10.1 of the Company’s Form 8-K dated July 7, 2006 and filed with the Securities and Exchange Commission on July 7, 2006).

10.2	Management Employment Contracts between American Business Lending Corporation and Charles P. Bell, Jr. dated as of November 30, 2006

10.3	Management Employment Contracts between American Business Lending Corporation and Joe N. Smith dated as of November 30, 2006.